Financial Data
SBC Communications Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Six Months Ended

6/30/05	6/30/04	% Chg	6/30/05	6/30/04	% Chg

Operating Revenues
Voice	$4,974	$5,205	-4.4%	$10,060	$10,418	-3.4%
Data	2,997	2,727	9.9%	5,821	5,374	8.3%
Long-distance voice	922	815	13.1%	1,823	1,564	16.6%
Directory advertising	949	959	-1.0%	1,895	1,921	-1.4%
Other	486	490	-0.8%	977	931	4.9%

Total Operating Revenues	10,328	10,196	1.3%	20,576	20,208	1.8%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,347	4,292	1.3%	8,744	8,519	2.6%

Selling, general and administrative	2,654	2,576	3.0%	5,124	4,922	4.1%

Depreciation and amortization	1,809	1,888	-4.2%	3,634	3,811	-4.6%

Total Operating Expenses	8,810	8,756	0.6%	17,502	17,252	1.4%

Operating Income	1,518	1,440	5.4%	3,074	2,956	4.0%

Interest Expense	349	235	48.5%	702	467	50.3%

Interest Income	100	120	-16.7%	209	236	-11.4%

Equity in Net Income of Affiliates	181	369	-50.9%	123	961	-87.2%

Other Income (Expense) - net	34	(44)	-	81	817	-90.1%

Income Before Income Taxes	1,484	1,650	-10.1%	2,785	4,503	-38.2%

Income Taxes	484	515	-6.0%	900	1,457	-38.2%

Income From Continuing Operations	1,000	1,135	-11.9%	1,885	3,046	-38.1%

Income From Discontinued Operations, net of tax	-	33	-	-	59	-

Net Income	$1,000	$1,168	-14.4%	$1,885	$3,105	-39.3%

Basic Earnings Per Share:
Income from Continuing Operations	$0.30	$0.34	-11.8%	$0.57	$0.92	-38.0%
Net Income	$0.30	$0.35	-14.3%	$0.57	$0.94	-39.4%
Weighted Average Common
Shares Outstanding (000,000)	3,302	3,312	-0.3%	3,303	3,310	-0.2%
Diluted Earnings Per Share:
Income from Continuing Operations	$0.30	$0.34	-11.8%	$0.57	$0.92	-38.0%
Net Income	$0.30	$0.35	-14.3%	$0.57	$0.94	-39.4%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,312	3,323	-0.3%	3,314	3,323	-0.3%

Financial Data
SBC Communications Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended	Six Months Ended

Wireline	6/30/05	6/30/04	% Ch	g	6/30/05	6/30/04	% Ch	g

Segment Operating Revenues
Voice	$4,974	$5,205	-4.4%	$10,060	$10,418	-3.4%
Data	2,997	2,727	9.9%	5,821	5,374	8.3%
Long-distance voice	922	815	13.1%	1,823	1,564	16.6%
Other	484	480	0.8%	962	911	5.6%

Total Segment Operating Revenues	9,377	9,227	1.6%	18,666	18,267	2.2%

Segment Operating Expenses
Cost of sales	4,138	4,091	1.1%	8,320	8,112	2.6%

Selling, general and administrative
Selling	1,581	1,644	-3.8%	3,243	3,307	-1.9%
General and administrative	852	674	26.4%	1,473	1,194	23.4%

Selling, general and administrative	2,433	2,318	5.0%	4,716	4,501	4.8%

Depreciation and amortization	1,782	1,863	-4.3%	3,580	3,761	-4.8%

Total Segment Operating Expenses	8,353	8,272	1.0%	16,616	16,374	1.5%

Segment Income	$1,024	$955	7.2%	$2,050	$1,893	8.3%

Cingular *

Segment Operating Revenues
Service revenues	$7,719	$3,833	-	$15,138	$7,416	-
Equipment sales	890	354	-	1,700	738	-

Total Segment Operating Revenues	8,609	4,187	-	16,838	8,154	-

Segment Operating Expenses
Cost of services and equipment sales	3,523	1,488	-	6,962	2,980	-
Selling, general and administrative	2,953	1,463	-	5,954	2,835	-
Depreciation and amortization	1,629	565	-	3,304	1,118	-

Total Segment Operating Expenses	8,105	3,516	-	16,220	6,933	-

Segment Operating Income	504	671	-24.9%	618	1,221	-49.4%

Other Income (Expense) - Net	(333)	(334)	0.3%	(665)	(663)	-0.3%

Segment Income (Loss)	$171	$337	-49.3%	$(47)	$558	-

*  Results reflect 100% of Cingular Wireless’ actual results

Directory

Segment Operating Revenues	$925	$933	-0.9%	$1,854	$1,871	-0.9%

Segment Operating Expenses
Cost of sales	234	221	5.9%	475	449	5.8%

Selling, general and administrative
Selling	105	96	9.4%	208	182	14.3%
General and administrative	94	103	-8.7%	193	199	-3.0%

Selling, general and administrative	199	199	-	401	381	5.2%

Depreciation and amortization	1	2	-50.0%	3	5	-40.0%

Total Segment Operating Expenses	434	422	2.8%	879	835	5.3%

Segment Operating Income	491	511	-3.9%	975	1,036	-5.9%

Equity in Net Income (Loss) of Affiliates	-	-	-	(1)	-	-

Segment Income	$491	$511	-3.9%	$974	$1,036	-6.0%

International

Segment Operating Revenues	$2	$6	-66.7%	$5	$11	-54.5%

Segment Operating Expenses	4	6	-33.3%	11	18	-38.9%

Segment Operating Income (Loss)	(2)	-	-	(6)	(7)	14.3%

Equity in Net Income of Affiliates	88	149	-40.9%	162	601	-73.0%

Segment Income	$86	$149	-42.3%	$156	$594	-73.7%

Financial Data

SBC Communications Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts	06/30/05	12/31/04

Unaudited

Assets
Current Assets
Cash and cash equivalents	$406	$760
Accounts receivable - net of allowances for
uncollectibles of $894 and $881	5,220	5,480
Prepaid expenses	867	746
Deferred income taxes	545	566
Other current assets	784	989

Total current assets	7,822	8,541

Property, plant and equipment - at cost	137,498	136,177
Less: accumulated depreciation and amortization	88,700	86,131

Property, Plant and Equipment - Net	48,798	50,046

Goodwill	1,769	1,625
Investments in Equity Affiliates	1,768	1,798
Investments in and Advances to Cingular Wireless	32,414	33,687
Other Assets	13,072	13,147

Total Assets	$105,643	$108,844

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$6,890	$5,734
Accounts payable and accrued liabilities	9,208	10,038
Accrued taxes	1,762	1,787
Dividends payable	1,066	1,065
Liabilities of discontinued operations	-	310

Total current liabilities	18,926	18,934

Long-Term Debt	18,216	21,231

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,157	15,621
Postemployment benefit obligation	9,347	9,076
Unamortized investment tax credits	177	188
Other noncurrent liabilities	3,334	3,290

Total deferred credits and other noncurrent liabilities	28,015	28,175

Stockholders’ Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	12,557	12,804
Retained earnings	29,105	29,352
Treasury shares (at cost)	(4,034)	(4,535)
Additional minimum pension liability adjustment	(190)	(190)
Accumulated other comprehensive income	(385)	(360)

Total stockholders’ equity	40,486	40,504

Total Liabilities and Stockholders’ Equity	$105,643	$108,844

Financial Data

SBC Communications Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Six Months Ended
6/30/05	6/30/04

Operating Activities
Net income	$1,885	$3,105
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	3,634	3,811
Undistributed earnings from investments in equity affiliates	(87)	(671)
Provision for uncollectible accounts	413	388
Amortization of investment tax credits	(11)	(15)
Deferred income tax expense	(264)	882
Net gain on sales of investments	(75)	(849)
Income from discontinued operations, net of tax	-	(59)
Retirement benefit funding	-	(232)
Changes in operating assets and liabilities:
Accounts receivable	(153)	230
Other current assets	(14)	10
Accounts payable and accrued liabilities	(753)	(1,035)
Other - net	465	126

Total adjustments	3,155	2,586

Net Cash Provided by Operating Activities	5,040	5,691

Investing Activities
Construction and capital expenditures	(2,329)	(2,138)
Receipts from (investments in) affiliates - net	1,179	-
Purchases of held-to-maturity securities	-	(135)
Maturities of held-to-maturity securities	98	237
Dispositions	86	5,179
Acquisitions	(169)	(9)
Proceeds from note repayment	37	50

Net Cash (Used in) Provided by Investing Activities	(1,098)	3,184

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(882)	(35)
Repayment of long-term debt	(1,037)	(184)
Purchase of treasury shares	(235)	-
Issuance of treasury shares	298	93
Dividends paid	(2,130)	(2,069)

Net Cash Used in Financing Activities	(3,986)	(2,195)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(44)	6,680

Net increase (decrease) in cash and cash equivalents
from discontinued operations	(310)	100

Net increase (decrease) in cash and cash equivalents	(354)	6,780

Cash and cash equivalents beginning of year	760	4,806

Cash and Cash Equivalents End of Period	$406	$11,586

Financial Data

SBC Communications Inc.
Supplementary Operating Data
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Six Months Ended
6/30/05	6/30/04	6/30/05	6/30/04

Switched Access Lines (000)
Retail Consumer - Primary			23,036	23,398
Retail Consumer - Additional			4,108	4,581
Retail Business			17,513	17,794
Retail			44,657	45,773
UNE-P			5,444	6,974
Resale			533	389
Wholesale			5,977	7,363
Coin [1]			398	454
Total Switched Access Lines (000)			51,032	53,590
Unbundled Loops (000)			1,526	1,579
Long Distance Lines in Service (000)			22,776	18,432
DSL Lines in Service (000)			5,968	4,277
Net DSL Line Additions (000)	360	315	864	762
Video Subscribers (000)			404	121
Net Video Subscriber Additions (000)	10	101	81	121
Cingular Wireless [2]
Wireless Voice Customers (000)			51,596	25,044
Net Customer Additions (000)	1,071	428	2,490	982
M&A Activity, Partitioned Customers and Other Adjs	156	(2)	(3)	35
POPs (000,000)			292	243

1  Coin includes both retail and wholesale access lines.
2  Amounts represent 100% results of Cingular Wireless.

Non-GAAP Financial Data

SBC Communications Inc.
Supplemental Consolidated Income Statements
Dollars in millions

Unaudited

Three Months Ended	Six Months Ended
6/30/05	6/30/04	% Ch	g	6/30/05	6/30/04	% Ch	g

Total Operating Revenues	$18,732	$14,246	31.5%	$37,027	$28,077	31.9%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	7,665	5,635	36.0%	15,319	11,198	36.8%

Selling, general and administrative	5,607	4,038	38.9%	11,078	7,756	42.8%

Depreciation and amortization	3,438	2,453	40.2%	6,938	4,928	40.8%

Total Operating Expenses	16,710	12,126	37.8%	33,335	23,882	39.6%

Operating Income	2,022	2,120	-4.6%	3,692	4,195	-12.0%

Interest Expense	586	346	69.4%	1,186	688	72.4%

Interest Income	29	32	-9.4%	65	62	4.8%

Minority Interest	(111)	(180)	38.3%	(40)	(301)	86.7%

Equity in Net Income (Loss) of Affiliates	94	66	42.4%	182	417	-56.4%

Other Income (Expense) - Net	50	(43)	-	99	820	-87.9%

Income Before Income Taxes	1,498	1,649	-9.2%	2,812	4,505	-37.6%

Income Taxes	498	514	-3.1%	927	1,459	-36.5%

Income From Continuing Operations	1,000	1,135	-11.9%	1,885	3,046	-38.1%
Income From Discontinued Operations, net of tax	-	33	-	-	59	-

Net Income	$1,000	$1,168	-14.4%	$1,885	$3,105	-39.3%

As required by GAAP rules for joint ventures, SBC reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of SBC’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to SBC’s overall operations, SBC provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to SBC’s Consolidated Statements of Income on the following page.

Certain amounts in prior-period supplemental financial information has been reclassified to conform to the current period's presentation.

Non-GAAP Financial Data Reconciliation
SBC Communications Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 6/30/2005
Dollars in millions

Unaudited	Reported	Non-GAAP

			Consolidatin	g	Supplemental
	SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$10,328	$8,609	$(205)		$18,732

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,347	3,523	(205)		7,665

Selling, general and administrative	2,654	2,953	-		5,607

Depreciation and amortization	1,809	1,629	-		3,438

Total Operating Expenses	8,810	8,105	(205)		16,710

Operating Income	1,518	504	-		2,022

Interest Expense	349	326	(89)		586

Interest Income	100	18	(89)		29

Minority Interest	(1)	(41)	(69)		(111)

Equity in Net Income (Loss) of Affiliates	181	1	(88)		94

Other Income (Expense) - Net	35	15	-		50

Income Before Income Taxes	1,484	171	(157)		1,498

Income Taxes	484	24	(10)		498

Net Income	$1,000	$147	$(147)		$1,000

For the Three Months Ended 6/30/2004
Dollars in millions

Unaudited	Reported	Non-GAAP

Consolidatin	g	Supplemental
SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$10,196	$4,187	$(137)	$14,246

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,292	1,488	(145)	5,635

Selling, general and administrative	2,576	1,463	(1)	4,038

Depreciation and amortization	1,888	565	-	2,453

Total Operating Expenses	8,756	3,516	(146)	12,126

Operating Income	1,440	671	9	2,120

Interest Expense	235	199	(88)	346

Interest Income	120	-	(88)	32

Minority Interest	-	(41)	(139)	(180)

Equity in Net Income (Loss) of Affiliates	369	(95)	(208)	66

Other Income (Expense) - Net	(44)	1	-	(43)

Income Before Income Taxes	1,650	337	(338)	1,649

Income Taxes	515	(2)	1	514

Income From Continuing Operations	1,135	339	(339)	1,135
Income From Discontinued Operations, net of tax	33	-	-	33

Net Income	$1,168	$339	$(339)	$1,168

Non-GAAP Financial Data Reconciliation
SBC Communications Inc.
Supplemental Consolidated Income Statements
For the Six Months Ended 6/30/2005
Dollars in millions

Unaudited	Reported	Non-GAAP

			Consolidatin	g	Supplemental
	SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$20,576	$16,838	$(387)		$37,027

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	8,744	6,962	(387)		15,319

Selling, general and administrative	5,124	5,954	-		11,078

Depreciation and amortization	3,634	3,304	-		6,938

Total Operating Expenses	17,502	16,220	(387)		33,335

Operating Income	3,074	618	-		3,692

Interest Expense	702	664	(180)		1,186

Interest Income	209	36	(180)		65

Minority Interest	(1)	(57)	18		(40)

Equity in Net Income (Loss) of Affiliates	123	3	56		182

Other Income (Expense) - Net	82	17	-		99

Income Before Income Taxes	2,785	(47)	74		2,812

Income Taxes	900	46	(19)		927

Net Income	$1,885	$(93)	$93		$1,885

For the Six Months Ended 6/30/2004
Dollars in millions

Unaudited	Reported	Non-GAAP

Consolidatin	g	Supplemental
SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$20,208	$8,154	$(285)	$28,077

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	8,519	2,980	(301)	11,198

Selling, general and administrative	4,922	2,835	(1)	7,756

Depreciation and amortization	3,811	1,118	(1)	4,928

Total Operating Expenses	17,252	6,933	(303)	23,882

Operating Income	2,956	1,221	18	4,195

Interest Expense	467	397	(176)	688

Interest Income	236	2	(176)	62

Minority Interest	-	(68)	(233)	(301)

Equity in Net Income (Loss) of Affiliates	961	(203)	(341)	417

Other Income (Expense) - Net	817	3	-	820

Income Before Income Taxes	4,503	558	(556)	4,505

Income Taxes	1,457	4	(2)	1,459

Income From Continuing Operations	3,046	554	(554)	3,046
Income From Discontinued Operations, net of tax	59	-	-	59

Net Income	$3,105	$554	$(554)	$3,105